                                                                   EXHIBIT 10.2

LEASE DATED                       JUNE 2, 1995





BETWEEN:

LANDLORD:                         WYCHREST ESTATES INC.


TENANT:                           SIMMONDS COMMUNICATIONS LTD.






PREMISES:                         580 GRANITE COURT
                                  PICKERING, ONTARIO


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                                      I N D E X

                                                                     Section
                                                                     -------
Parties
Recital


                               ARTICLE I - DEFINITIONS

Meaning of Certain Term                                              1.(1)
Certificate Conclusive                                               1.(2)


                            ARTICLE II - LEASE OF PREMISES

Leased Premises                                                      2


                               ARTICLE III  -  HABENDUM

Term                                                                 3.(1)
Tenant to Take Possession                                            3.(2)
Installation of Tenant's Improvements                                3.(3)
Early Occupancy                                                      3.(4)


                                  ARTICLE IV - RENT

Minimum Rent                                                         4.(1)
Payment of Annual Minimum Rent                                       4.(2)
Tenant to Pay Rent                                                   4.(3)
Rent in Arrears                                                      4.(4)
Prepaid Rent                                                         4.(5)


                              ARTICLE V - TENANT'S TAXES

Tenant to Pay Certain Taxes                                          5.(1)
Right of Contestation                                                5.(2)
Separate School Taxes                                                5.(3)


                         ARTICLE VI - USE OF LEASED PREMISES

Generally                                                            6


               ARTICLE VII - REPAIR AND MAINTENANCE OF LEASED PREMISES


Tenant's Obligation                                                  7.(1)
Exceptions                                                           7.(2)
Tenant's Alterations                                                 7.(3)
Repair and Maintenance of Fixtures, etc.                             7.(4)


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                                                                     SECTION
                                                                     -------

Compliance by Tenant with Statutes, Orders, etc.                     7.(5)
Notice of Defects or Damage                                          7.(6)


                               ARTICLE VIII - INSURANCE

Tenant's Insurance                                                   8.(1)
Application of Proceeds                                              8.(2)
Waiver of Subrogation                                                8.(3)


                                ARTICLE IX - INDEMNITY

By Tenant                                                            9.(1)
Limit of Landlord's Liability                                        9.(2)


                            ARTICLE X - ENTRY BY LANDLORD

Right of Landlord                                                    10.(1)
Maintenance of Services, etc.                                        10.(2)
Suspension of Services                                               10.(3)
Entry by Landlord Not to Interfere                                   10.(4)
Entry in Absence of Tenant                                           10.(5)


                           ARTICLE XI - LANDLORD'S REMEDIES

Landlord May Perform Tenant's Covenants                              11.(1)
Re-entry                                                             11.(2)
Landlord May Re-let                                                  11.(3)
Right to Distrain                                                    11.(4)
Landlord's Remedies Cumulative                                       11.(5)


                           ARTICLE XII - EXPIRATION OF TERM

Removal of Tenant's Property                                         12.(1)
Surrender of Leased Premises                                         12.(2)
Overholding                                                          12.(3)
Effect of Termination                                                12.(4)
Exhibit Leased Premises                                              12.(5)


                             ARTICLE XIII - DISPOSITIONS

Assignment and Sub-letting                                           13.(1)
Consent May Be Withheld                                              13.(2)
Effect of Assignments, etc.                                          13.(3)
Change in Control of Tenant                                          13.(4)


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                                                                     SECTION
                                                                     -------

Transfers by Landlord                                                13.(5)
Rights of Landlord's Mortgagees                                      13.(6)
Priority of Lease                                                    13.(7)


             ARTICLE XIV - CERTIFICATES, NOTICES, PAYMENTS AND STATEMENTS

Estoppel Certificates                                                14.(1)
Notices                                                              14.(2)
Payments                                                             14.(3)
Statements                                                           14.(4)


                                 ARTICLE XV - RENEWAL

Options to Renew                                                     15.(1)
Arbitration                                                          15.(2)


                      ARTICLE XVI - CONSTRUCTION OF IMPROVEMENTS

Initial Improvements                                                 16.(1)
Extras                                                               16.(2)
Tenant's Work                                                        16.(3)
Warranty                                                             16.(4)
Partial Assignment of Warranties and Guarantees                      16.(5)


                          ARTICLE XVII - GENERAL PROVISIONS

Additional Documents and Acts                                        17.(1)
Time of the Essence                                                  17.(2)
Failure of Landlord to Deliver Possession                            17.(3)
Non-Performance by Landlord or Tenant                                17.(4)
Approvals                                                            17.(5)
Net Lease                                                            17.(6)
Landlord's Covenants                                                 17.(7)
Planning Act                                                         17.(8)
Notice of Lease                                                      17.(9)
Authorization                                                        17.(10)
Waivers                                                              17.(11)
Severability                                                         17.(12)
Changes Required by Context                                          17.(13)
Whole Agreement                                                      17.(14)
Headings                                                             17.(15)
Applicable Law                                                       17.(16)
Assigns                                                              17.(17)
Counterparts                                                         17.(18)
Guarantee                                                            17.(19)
Execution
Schedule "A" - Legal Description

                      THIS LEASE made the 2nd day of June, 1995.

PURSUANCE OF THE SHORT FORMS OF LEASES ACT

B E T W E E N

              WYCHREST ESTATES INC.

              (herein called the "Landlord")

                                            OF THE FIRST PART

              - and -

              SIMMONDS COMMUNICATIONS LTD.

              (herein called the "Tenant")

                                            OF THE SECOND PART

              - and -

              GEORGIAN CONSTRUCTION CORPORATION

              (herein called the "Guarantor")

                                            OF THE THIRD PART

    WHEREAS the Landlord and the Tenant have agreed to enter into this lease and the Guarantor has agreed to guarantee the obligations of the Landlord.

    NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the rents, covenants, obligations and agreements hereinafter reserved and contained:

                                      ARTICLE I

                                     DEFINITIONS


MEANING OF CERTAIN TERMS

1.  (1)  In this lease and in the schedules and appendices to this lease:

    (a)  "Architect" means an architect appointed by the Landlord,

    (b) "Building" means the initial improvements referred to in Section 16.(1) and the Proposal.


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                                        - 2 -


    (c)  "Commencement Date" means that date which is the earlier of

         (i) 20 days after the date of the certificate of an Architect to the effect that the Leased Premises are substantially completed, and

         (ii) the date on which the Tenant, with the consent of the Landlord, occupies the whole of the Leased Premises for business.

    (d) "Leased Premises" means the lands and premises described in Schedule "A" and includes all buildings, structures, improvements, fixtures, heating, ventilating, air conditioning and mechanical, sprinkler, and electrical equipment and machinery, and water, gas, sewage, telephone and other communications facilities and electrical power services and utilities comprised, therein, belonging thereto, connected therewith or used in the operation thereof and now or hereafter constructed, erected or installed therein and thereon but excludes all other moveable trade fixtures and furniture and equipment not affixed to the Leased Premises,

    (e) "Leasehold Improvements" means all fixtures, improvements, installations, alterations and additions from time to time made, constructed, erected or installed in or to the Leased Premises, including all partitions however affixed and all rugs, carpeting and floor coverings affixed in any way to the Leased Premises, but excludes all other moveable trade fixtures and furniture and equipment not affixed to the Leased Premises,

    (f)  "Minimum Rent" means the rental referred to in section 4.(1),

    (g) "mortgage" includes a mortgage, pledge, charge, hypothec, encumbrance or financing arrangement and, where the context requires, a ground or underlying lease, and "mortgagee" includes the holder of such mortgage and the lessor under such ground or underlying lease,

    (h) "Proposal" means the letter agreement dated April 25, 1995 from the Tenant to the Landlord providing for the construction of the Building described therein and all amendments thereto from time to time and all plans, specifications and drawings therein or arising therefrom as same may be created or amended from time to time.


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                                        - 3 -


    (i) "Real Property Taxes" means all real estate taxes, general taxes, school taxes, levies, rates, duties, assessments and charges from time to time imposed against real property, buildings, structures and improvements by municipal or other governmental authorities having jurisdiction, and all taxes, levies, rates, duties assessments and charges (including income taxes) which may at any time be substituted therefor or replace the same, but excludes business taxes,

    (j)  "rent" includes all amounts payable by the Tenant under this lease,

    (k) "Stipulated Rate of Interest" means that rate of interest at the time such interest falls due under this lease which is equal to the rate of interest charged by the Landlord's banker to its most creditworthy commercial customers plus 2%,

    (l) "Sales Tax" means all business transfer, multi-stage sales, sales, use, consumption, value-added or other similar taxes imposed by the Government of Canada or by any provincial or local government upon the Landlord or the Tenant in respect of this lease or the payment made by the Tenant hereunder or the goods and services provided by the Landlord hereunder including without limitation the rental of the Leased Premises, and

    (m) "Term" means the term of this lease and any renewal or extension thereof.


CERTIFICATE CONCLUSIVE

1. (2) The certificate, addressed to both the Landlord and the Tenant, of an Architect or of a qualified and publicly licensed land surveyor appointed by the Landlord as to the size of any area or areas, or the gross leasable area of any premises (to be calculated in accordance with standards set by the Building Office Manager's Associations from time to time) and the date that the Leased Premises are substantially completed, shall be conclusive and binding on the parties. The certificate of an Architect as to the extent of any injury, or the portion of the Leased Premises capable of being used for the purpose for which they are leased, or the period within which any injury may be repaired, or the date on which any repairs have been completed, shall be conclusive and binding on the parties.


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                                        - 4 -


                                      ARTICLE II

                                  LEASE OF PREMISES


LEASED PREMISES

2. The Landlord hereby leases the Leased Premises to the Tenant and the Tenant hereby leases the Leased Premises from the Landlord for the Term, at the rent, subject to the conditions and in accordance with the covenants, obligations and agreements contained in this lease.


                                     ARTICLE III

                                       HABENDUM


TERM

3. (1) TO HAVE AND TO HOLD the Leased Premises for and during the period of Fifteen (15) years beginning on the Commencement Date and from thenceforth next ensuing and fully to be complete and ended on the day preceding the 15th anniversary of the Commencement Date, subject to the rights of renewal referred to herein.


TENANT TO TAKE POSSESSION

3. (2) The Tenant shall not be obliged to accept the Leased Premises with outstanding deficiencies in the construction thereof which by their nature prevent the Tenant from using the Building for its intended use. Provided further that it the Building has been completed to the extent that the Tenant can occupy same for the conduct of its business but there are outstanding major construction deficiencies and the Tenant elects to take occupancy of the Building notwithstanding, the Tenant shall not be obliged to pay any Minimum Rent until all such outstanding deficiencies are completed as certified by the Architect.

         Subject to the foregoing, the Tenant shall notify the Landlord of any defects or faults in or in respect of the Leased Premises which prevent or diminish its use within l year after the date the Tenant shall be given occupancy by the Landlord and failing the giving of notice hereunder, the Tenant shall be deemed for all purposes to have accepted the Leased Premises in the then existing condition and the Landlord shall not have any


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                                        - 5 -


further obligation to the Tenant for any such defects or faults. In the event of any dispute between the parties as to whether or not there exist any defects or faults, the decision of the Architect shall be final and binding upon both parties.


INSTALLATION OF TENANT'S IMPROVEMENTS & FIXTURING

3. (3) Prior to the Commencement Date, the Tenant shall be entitled to enter upon the Leased Premises for the purpose of installing its Leasehold Improvements and for the purpose of setting up or storing its trade fixtures, furniture and equipment provided it obtains the Landlord's consent, which consent shall not be unreasonably withheld or delayed and provided that it does not interfere with the Landlord's work required pursuant to this lease and the Proposal. For greater certainty, such entry, setting up and storage shall not constitute occupying the Leased Premises for the purpose of determining the "Commencement Date".


EARLY OCCUPANCY

3. (4) Notwithstanding the provisions of Section 3.(4) the Tenant, upon completion by the Landlord of the warehouse component of the Building sufficient for the occupancy by the Tenant, shall be entitled to occupy such warehouse component prior to the Commencement Date for purposes of use in the conduct of its business and during the period from such early occupancy to the Commencement Date the Tenant shall be bound by the terms of this Lease with the exception that the Tenant shall not be obliged to pay any Minimum Rent and shall only be responsible for its proportionate share of additional rent as provided for under this Lease based on the proportion that the area of the premises that the Tenant is then occupying bears to the total area of the Building.

         In the event that the warehouse component of the Building is not available for use by the Tenant as aforesaid by October 4, 1995 for any cause not attributable to the Tenant or to those events contemplated in Section 17.(4), the Landlord shall compensate the Tenant for any incremental expenses and\or damages incurred as a result of the delay in providing early occupancy, including, but not limited to, any additional expenses resulting from any holding over in the Tenant's existing premises or the rental of alternate premises and all associated relocation and leasehold improvement costs for the alternate premises and consequential losses as a result of the delay in providing early occupancy.


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                                        - 6 -


                                      ARTICLE IV

                                         RENT


MINIMUM RENT

4. (1) Subject to the provisions of section 17.(3) from and after the Commencement Date the Tenant shall pay to the Landlord in lawful money of Canada, without deduction, abatement or set-off, an annual Minimum Rent for the Leased Premises of:

    (a)  For years 1 through 5  :     $ 429,470. per annum;

    (b)  For years 6 through 10 :     $ 483,070. per annum;

    (c)  For years 11 through 15:     $ 543,370. per annum.

         The parties acknowledge the Minimum Rent is based on the following rental rates per square foot of gross leasable area:

    (a)  For years 1 through 5  :      $6.41;

    (b)  For years 6 through 10 :      $7.21;

    (c)  For years 11 through 15:      $8.11.

         The Architect shall furnish the Tenant with the Architect's certificate pursuant to Section 1.(2) certifying the gross leasable area of the Leased Premises as soon as reasonably possible after completion of the construction of the Building. Upon delivery of the Architect's certificate pursuant to Section 1.(2) certifying the gross leasable area of the Leased Premises the Minimum Rent shall be adjusted accordingly.


PAYMENT OF ANNUAL MINIMUM RENT

4. (2) The annual Minimum Rent shall be paid in equal consecutive monthly instalments in advance. The Minimum Rent for the portion of the Term beginning on the Commencement Date to and including the last day of the month in which the Commencement Date occurs shall be pro-rated and paid in advance on the Commencement Date and thereafter a monthly instalment of Minimum Rent shall fall due and be paid in advance on the first day of each and every month.

TENANT TO PAY RENT

4.  (3)  The Tenant covenants to pay rent.  The Tenant waives the benefit of
Section 35 of the Landlord and Tenant Act R.S.O. 1990 or any statute that may be substituted therefor, as from time to time amended and agrees to pay rent without any set-off whatever.


RENT IN ARREARS

4. (4) All rent in arrears shall bear interest at the Stipulated Rate of Interest from the date on which the same became due until the date of payment thereof.


PREPAID RENT

4. (5) The Tenant shall on execution of this Lease pay the Landlord $71,578.33, on account of and to be applied against the first two months Minimum Rent.


                                  ARTICLE V

                               TENANT'S TAXES


TENANT TO PAY CERTAIN TAXES

5. (1) From and after the Commencement Date the Tenant shall pay and discharge as rent on or before the date when the same or the instalments for the same become due

    (a) all Real Property Taxes separately levied, rated, charged or assessed against the Leased Premises or the Leasehold Improvements,

    (b) Sales Taxes and every tax, rate, duty, assessment and license fee in respect of or relating to

         (i) all moveable trade fixtures and furniture and equipment in or on the Leased Premises;

        (ii) of any and every business conducted on or from the Leased Premises; and

       (iii) the use or occupancy of the Leased Premise including, without limitation, all business taxes, rates and licenses, and


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                                        - 8 -


    (c) all rates and charges for water, gas, sewage, telephone and other communications facilities and electric power services and utilities supplied to the Leased Premises.


RIGHT OF CONTESTATION

5. (2) Tenant shall be entitled to contest in its own name or in the Landlord's name any assessment for purposes of Real Property Taxes against the Leased Premises and the Landlord shall co-operate with the Tenant; provided that the Tenant shall post with the Landlord adequate security in form satisfactory to the Landlord for payment of such taxes, penalties and costs, if any prior to any contestation of such taxes.


SEPARATE SCHOOL TAXES

5. (3) If the Leased Premises are assessed in whole or in part for the support of separate schools the Tenant shall pay and discharge as rent on or before the date when the same or the instalments for the same become due the amount by which Real Property Taxes so payable exceed those which would have been payable except for such assessment for the support of separate schools.


                                      ARTICLE VI

                                USE OF LEASED PREMISES


GENERALLY

6. The Tenant shall be entitled to use the Leased Premises for any legal purpose, including, without limitation, a corporate office and distribution facility. It is understood that the Building shall be referred to as the "Simmonds Technologies Building" and that the Tenant shall have the sole and exclusive right to all identification on the Building and to change the signage on the Building all subject only to compliance by the Tenant with the provisions of Sections 7.(3) and 7.(5) herein.

                                     ARTICLE VII

                      REPAIR AND MAINTENANCE OF LEASED PREMISES


TENANT'S OBLIGATION

7.  (1)  The Tenant covenants that

    (a) subject to the Landlord's warranty repair obligations in Section 16.(4) the Tenant shall maintain, repair and (except as otherwise provided herein) replace the Leased Premises to the same extent as would a prudent owner, such repairs and replacements to include those of a capital or structural nature,

    (b) the Landlord may enter and view the state of repair, upon reasonable notice during business hours, and

    (c) subject to the Landlord's warranty repair obligations in Section 16.(4) the Tenant shall repair the Leased Premises according to notice in writing.


EXCEPTIONS

7. (2) The obligations of the Tenant under Section 7.(1) shall be subject to damage or injury caused by or resulting from any act, default or negligence of the Landlord, its officers, agents, servants, employees or contractors and which is not covered by insurance which the Tenant is required to maintain under this lease.


TENANT'S ALTERATIONS

7. (3) The Tenant shall not make any alteration, addition, repair or improvement to the Leased Premises or make, construct, erect or install any sign or Leasehold Improvements in or to the Leased Premises except with the prior written approval of the Landlord such approval not to be unreasonably withheld. The Tenant shall not overload the capacity of any of the heating, ventilating, air-conditioning, mechanical, sprinkler or electrical equipment or machinery or water, gas, sewage, telephone or other communications facilities or electric power services or utilities in the Leased Premises. Any such equipment, machinery, facilities or utilities required by the Tenant in addition to those provided by the Landlord shall be installed, if available, only with the prior approval of the Landlord and at the expense of the Tenant.

REPAIR AND MAINTENANCE OF FIXTURES, ETC.

7. (4) Every alteration, addition or improvement made by or on behalf of the Tenant to the Leased Premises and all signs and Leasehold Improvements made, constructed, erected or installed in or to the Leased Premises shall be maintained by the Tenant in a state of good repair consistent with the covenant of the Tenant in section 7.(1), subject only to the exceptions set out in section 7.(2).


COMPLIANCE BY TENANT WITH STATUTES, ORDERS, ETC.

7. (5) Unless it qualifies as a legal non-conforming use, the Tenant shall comply with and conform to the requirements of every applicable lawful statute, law, by- law, ordinance, regulation and order and with every reasonable regulation and order of the Insurers' Advisory Organization or of any body having similar functions, or of any liability or fire insurance company by which the Tenant or the Landlord may be insured affecting the operation, condition, maintenance, use or occupation of the Leased Premises and the making of any alteration or addition therein or thereto whether or not such alteration or addition is required on account of any particular use to which the Leased Premises may be put and whether or not such requirement, regulation or order is of a kind now existing or within the contemplation of the parties. All work performed by or on behalf of the Tenant pursuant to this section shall be subject to the requirements of section 7.(3).


NOTICE OF DEFECTS OR DAMAGE

7. (6) The Tenant shall promptly notify the Landlord of any defect or deficiency in, malfunction of, or damage to the Leased Premises or any equipment, service or utility in the Leased Premises.

                                     ARTICLE VIII

                                      INSURANCE


TENANT'S INSURANCE

8. (1) The Tenant, in the names of the Tenant, the Landlord and every mortgagee of the Leased Premises, shall take out and maintain with respect to the Leased Premises and the Tenant's use and occupation thereof and furnish to the Landlord certificates


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                                        - 11 -


of a policy or policies of an insurance company or companies reasonably acceptable to the Landlord and such mortgagees of

    (a) insurance against destruction or damage by fire and those additional perils contained in the "extended perils" endorsement of such insurance company or companies usual from time to time for similar risks to the extent of the full replacement cost thereof but excluding the replacement cost of footings, foundations and pavements,

    (b) insurance against loss by such insurable hazards as the Landlord may from time to time reasonably request on a replacement cost basis in an amount sufficient to cover the cost of replacement of all signs and Leasehold Improvements made, constructed, erected or installed in or to the Leased Premises,

    (c) if any boiler or pressure vessel is operated therein, boiler and pressure vessels insurance up to a limit of not less than $500,000,

    (d) not less than $2,000,000 inclusive coverage for legal liability for bodily injury or death or property damage resulting from each occurrence, and

    (e) such other insurance as the Landlord, acting as a prudent owner, or such mortgagees may reasonably require.


APPLICATION OF PROCEEDS OF INSURANCE

8.  (2)  The proceeds of all policies of insurance under section 8.(1)(a), (b),
(c) and (e) shall be applied to repair the injury with respect to which such proceeds are paid.


WAIVER OF SUBROGATION

8. (3) Every policy of insurance maintained under this Article shall provide cross liability coverage and waiver of subrogation, if available, with respect to the Landlord and all other companies owned, operated or controlled by or affiliated with it and with respect to their officers, directors and employees. The Landlord may require the Tenant to supply evidence thereof from time to time. Every right, exemption from liability, defence and immunity of whatsoever nature applicable to the Landlord or to which it is entitled under this lease shall also be available and shall extend to protect all other companies owned, operated or controlled by or affiliated with it and to protect their officers, directors and employees and for such purposes the Landlord is or shall be deemed to be acting as agent or trustee on behalf of and for the benefit of such companies and persons.


                                      ARTICLE IX

                                      INDEMNITY


BY TENANT

9. (1) The Tenant shall indemnify and save the Landlord harmless from any and all liabilities, damages, costs, (including legal fees), fines, penalties, claims, suits or actions resulting from or arising with respect to

    (a) any breach, violation or non-performance of any covenant, obligation or agreement of the Tenant under this lease,

    (b) any damage to property however occasioned by the Tenant, its officers, agents, employees, contractors, customers, invitees or licensees and any injury to any person or persons, including death resulting at any time therefrom, occurring in or on the Leased Premises or any part thereof arising from or occasioned by any cause whatever, except where such damage or injury is due to the act, default or negligence of the Landlord, its officers, agents, servants, employees or contractors, and

    (c) any contract, lien, privilege, mortgage, charge or encumbrance of the Leased Premises arising from or occasioned by the act, default or negligence of the Tenant, its officers, agents, servants, employees, contractors, customers, invitees or licensees, and such indemnification shall survive the termination of this lease, anything in this lease to the contrary notwithstanding. At the request of the Landlord the Tenant shall forthwith discharge any such contract, lien, privilege, mortgage, charge or encumbrance or shall cause it to be removed from the title to the Leased Premises.

LIMIT OF LANDLORD'S LIABILITY

9. (2) Except as arising out of the Landlord's own negligence or its warranty repair obligations to the Tenant contained in Section 16.(4) or the Proposal, the Landlord shall not be liable or responsible in any way for, and the Tenant shall not be entitled to any abatement of rent in respect of any loss, damage or injury of any nature whatever that may be suffered or sustained to any persons or property, and in particular, without limiting the generality of the foregoing, the Landlord shall not be liable for any loss, damage or injury of any nature whatever to any person or property resulting from

    (a) the condition or arrangement or the interruption or breakdown of any heating, ventilating, air conditioning or mechanical or electrical equipment or machinery or of any water, gas, sewage, telephone or other communications facilities or electrical power services or utilities comprised in the Leased Premises or belonging thereto, connected therewith or used in the operation thereof,

    (b)  any failure to supply adequate drainage,

    (c) steam, smoke, water, rain, snow or other substances leaking, issuing, flowing or escaping into any part of the Leased Premises, or

    (d) anything done or omitted to be done by the Tenant, its servants, employees, agents, contractors, customers, invitees or licensees, by persons in the Leased Premises, by occupants of adjacent property, or by the public, nor shall the same constitute an eviction.


                                      ARTICLE X

                                  ENTRY BY LANDLORD


RIGHT OF LANDLORD

10. (1) The Landlord and its officers, agents, servants, employees and contractors shall be entitled at all reasonable times to enter the Leased Premises upon reasonable notice except in emergencies for the purpose of making any repair in this lease required or permitted to be made by the Landlord and for the purpose of making any repair which the Tenant fails to make according to notice in writing, or to do any work which the Landlord is required or entitled to do under this lease.


MAINTENANCE OF SERVICES, ETC.

10. (2) The Landlord shall have the right to use, install, maintain and repair pipes, wires, ducts and other installations in, under or through the walls, ceilings, and floors of the Leased Premises for or in connection with the supply of any services or utilities to the Leased Premises and the right to do such work in the Leased Premises as the Landlord may deem necessary to preserve, improve or protect the Leased Premises, or the building in which the Leased Premises are contained.


SUSPENSION OF SERVICES

10. (3) In order to make any repairs, alterations, improvements or additions in or relating to the Leased Premises or to any part of the building in which the Leased Premises are contained, the Landlord, if such action is necessary, upon reasonable notice to the Tenant may interrupt or suspend the supply to the Leased Premises of any services or utilities until such repairs, alterations, improvements or additions shall have been completed.


ENTRY BY LANDLORD NOT TO INTERFERE

10. (4) The Landlord and its officers, agents, servants, employees and contractors in entering the Leased Premises or in making any repair or in doing any work shall not unreasonably or unnecessarily interfere with or disturb the conduct of the business of the Tenant. The Landlord shall indemnify the Tenant for all losses and damages to the Leased Premises and to fixtures and personal property sustained by reason of such entry, making such repair and doing such work. Such indemnification shall not extend to loss of profits.


ENTRY IN ABSENCE OF TENANT

10. (5) If the Tenant or its representative shall not be personally present to open and permit an entry into the Leased Premises at any time when for any reason an entry therein shall be necessary for emergency purposes under this lease, the Landlord or the Landlord's agent may enter the Leased Premises by a master key, or may forcibly enter the Leased Premises without in any manner affecting the covenants, obligations and agreements of the Tenant under this lease.

                                      ARTICLE XI

                                 LANDLORD'S REMEDIES


LANDLORD MAY PERFORM TENANT'S COVENANTS

11. (1) If the Tenant shall be in default of any of its covenants, obligations or agreements under this lease (other than its covenant to pay rent) and such default shall have continued for such period as may be reasonable in the circumstances to remedy such default after notice by the Landlord to the Tenant specifying with reasonable particularity the nature of such default and requiring the same to be remedied, the Landlord, without prejudice to any other rights which it may have with respect to such default, may remedy such default and the cost thereof to the Landlord together with interest thereon at the Stipulated Rate of Interest from the date such cost was incurred by the Landlord shall be added to the rent due on the next succeeding date on which Minimum Rent is payable and such amount shall thereupon become due and payable as rent in addition to the regular payment of Minimum Rent then due. The Landlord shall be subrogated to the extent of such payment to all rights, remedies and priorities of the payee of the amounts paid by the Landlord to remedy such default.


RE-ENTRY

11. (2)  An event of default by the Tenant shall occur when

    (a) the Tenant shall be in default in the payment of any rent five (5) days after written demand therefor,

    (b) the Tenant shall be in default of any of its covenants, obligations or agreements under this lease (other than its covenant to pay rent) and such default shall have continued for such period as may be reasonable in the circumstances to remedy such default after written notice by the Landlord to the Tenant specifying with reasonable particularity the nature of such default and requiring the same to be remedied,

    (c) any property of the Tenant has been sold under a valid writ of execution, or any receiver of any property of the Tenant shall have been appointed, or the Tenant shall have made an assignment for the benefit of creditors or shall have made any assignment or have had a receiving order made against it under the Bankruptcy

         Act, or becoming bankrupt or insolvent shall have made application for relief under the provisions of any statute now or hereafter in force concerning bankrupt or insolvent debtors, or any action whatever, legislative or otherwise shall have been taken with a view to the winding up, dissolution or liquidation of the Tenant, or

    (d) any insurance policy is cancelled or not renewed by an insurer by reason of any particular use or occupation of the Leased Premises.

Upon the occurrence of any event of default by the Tenant the then current month's rent together with the rent for the 3 months next ensuing shall immediately become due and payable, and the Landlord may terminate this lease and without notice or any form of legal process whatever may re-enter the Leased Premises. Notwithstanding any such termination the Tenant shall pay to the Landlord all loss of rent suffered by reason of this lease having been prematurely determined and all damages incurred by the Landlord with respect thereto, including the cost of recovering the Leased Premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent for the remainder of the Term over the then reasonable rental value of the Leased Premises for the remainder of the Term.


LANDLORD MAY RE-LET

11. (3) If the Landlord does not exercise its option under section 11.(2) to terminate this lease it may nevertheless in the events set out in section 11.(2) from time to time re-enter the Leased Premises without terminating this lease, make such alterations and repairs as it may consider to be necessary in order to re-let the Leased Premises, and re-let the Leased Premises or any part thereof as agent for the Tenant for such period or periods (which may extend beyond the Term) and at such rental or rentals and upon such other terms and conditions as the Landlord in its sole discretion may deem advisable. Upon each such re-letting all rentals received by the Landlord from such re-letting shall be applied, first, to the payment of any costs and expenses of such re-letting, including brokerage fees and solicitors' fees and of the costs of such alterations and repairs; second, to the payment of any indebtedness other than rent due from the Tenant to the Landlord; third, to the payment of rent due and unpaid, and the residue, if any, shall be held by the Landlord and applied in payment of future rent as it may become due and payable. The Tenant shall pay to the Landlord the amount by which the rentals received from such re-letting during any month are less than the rent payable during that month by the

Tenant. Notwithstanding any such re-letting without termination, the Landlord may at any time thereafter elect to terminate this lease. No such re-entry or taking of possession by the Landlord shall be construed as an election on its part to terminate this lease, unless, at the time of or subsequent to such re-entry or taking of possession, a written notice of such intention has been given to the Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.


RIGHT TO DISTRAIN

11. (4) The Tenant waives and renounces the benefit of any present or future statute purporting to limit or qualify the Landlord's right to distrain and agrees with the Landlord that upon the happening of any event of default described in section 11.(2) the Landlord, in addition to the other rights reserved to it, shall have the right

    (a) to enter the Leased Premises as agent of the Tenant either by force or otherwise without being liable for any prosecution therefor and to take possession of any goods and chattels whatsoever on the Leased Premises, save and except any such goods and chattels as are owned by any occupiers of the Leased Premises other than the Tenant,

    (b) to levy distress against the goods and chattels of the Tenant at any place to which the Tenant or any other person may have moved them, in the same manner as if such goods and property had remained upon the Leased Premises or at any other premises of the Tenant,

    (c) to change the locks on the Leased Premises to prevent the removal by the Tenant or any other person of the goods and chattels which are the subject matter of the distress without thereby re-entering the Leased Premises or terminating this Lease,

    (d)  to levy distress after dark and on Sundays, and

    (e) to sell any goods and chattels seized at public or private sale without notice and to apply the proceeds of such sale on account of the rent or other sums provided in this Lease to be paid by the Tenant as rent in arrears or in satisfaction of the default by the Tenant of its covenants, obligations and agreements under this Lease; provided that the Tenant shall remain liable for the deficiency, if any.

Notwithstanding any term or condition of this Lease or anything contained in any legislation, none of the goods and chattels of the Tenant at any time during the continuance of the Term shall be exempt from levy by distress for rent or other sums provided in this Lease to be paid by the Tenant as rent in arrears, and upon any claim being made for such exemption by the Tenant, or upon distress being made by the Landlord, this provision may be pleaded as an estoppel against the Tenant in any action brought to test the rights to the levying upon any such goods as are named as exempted in such legislation, the Tenant waiving as it hereby does all and every benefit that it could or might have with regard thereto.


LANDLORD'S REMEDIES CUMULATIVE

11. (5) The remedies of the Landlord provided for in this lease are cumulative and not alternatives.


                                     ARTICLE XII

                                  EXPIRATION OF TERM


REMOVAL OF TENANT'S PROPERTY

12. (1) The Tenant shall not remove any Leasehold Improvements or any other fixtures, furnishings or equipment affixed in any way to the Leased Premises, whether at the expiration or other sooner termination of the Term without the express permission of the Landlord. If not in default under this lease the Tenant may, on the expiration or other sooner termination of the Term, remove from the Leased Premises all its signs and moveable trade fixtures and furniture and equipment. The Tenant shall repair any damage to the Leased Premises which may be occasioned by such removal. On the expiration or other sooner termination of the Term all such signs and moveable trade fixtures and furniture and equipment and all Leasehold Improvements and fixtures, furnishings or equipment affixed in any way to the Leased Premises not so removed shall be deemed to have become the property of the Landlord except where the Tenant is overholding pursuant to Section 12.(3).


SURRENDER OF LEASED PREMISES

12. (2) At the expiration of the Term the Tenant shall peaceably surrender and yield up to the Landlord the Leased Premises and all Leasehold Improvements not removed therefrom pursuant to section 12.(1) all in good and substantial repair and condition in accordance with this lease.


OVERHOLDING

12. (3) If at the expiration of the Term by lapse of time the Tenant shall hold over for any reason the tenancy of the Tenant thereafter shall be from month to month and shall, in the absence of written agreement to the contrary, be subject to all covenants, obligations and agreements provided for in this lease except as to duration.


EFFECT OF TERMINATION

12. (4) The termination of this lease whether by lapse of time or by the exercise of any right of either the Landlord or Tenant pursuant to this lease shall be wholly without prejudice to the right of the Landlord to recover arrears of rent or damages for antecedent default by the Tenant of its covenants, obligations or agreements under this lease.


EXHIBIT LEASED PREMISES

12. (5) During the six (6) months prior to the expiration of the initial term or any renewal the Landlord may exhibit the Leased Premises to prospective tenants and place upon the Leased Premises the usual notices "For Rent" which notices the Tenant shall permit to remain without molestation. The Landlord at any time during the Tenant's usual business hours may exhibit the Leased Premises to prospective purchasers or mortgagees thereof.


                                     ARTICLE XIII

                                     DISPOSITIONS


ASSIGNMENT AND SUB-LETTING

13. (1) The Tenant shall not assign this lease nor sub-let the whole or any part of the Leased Premises except with the prior written consent of the Landlord and any mortgagees of the Leased Premises which shall not be unreasonably withheld; provided that

    (a) the Tenant shall deliver to the Landlord and such mortgagees a written request to such assignment or sub-lease together with a copy of the proposed assignment or sub-lease and shall provide the Landlord and such mortgagees with such information as the Landlord and such mortgagees may reasonably require with respect to the business and financial responsibility and standing of the proposed assignee or sublessee, and

    (b) within 14 days after the receipt by it of such request and information the Landlord by notice in writing to the Tenant, if the request was to assign this lease or to sub-let the whole of the Leased Premises, may terminate this lease, or if the request was to sub-let a portion of the Leased Premises, may terminate this lease with respect to such portion. Such termination shall be effective on a date named in such notice which shall be the last day of a month not less than 30 days nor more than 120 days following the delivery of such notice. Upon such termination of this lease as to a portion of the Leased Premises the Leased Premises shall be deemed to include only the remaining portion and the rent payable under this lease shall be adjusted accordingly. If the Landlord gives such notice to so terminate this lease the Tenant shall have the right, exercisable by a written election delivered to the Landlord within 7 days after the receipt by it of such notice, to withdraw its request for such assignment or sub-lease and such notice given by the Landlord shall thereby be cancelled and rendered null and void.

    (c) the provisions of the foregoing clause (b) shall not apply where the Tenant has contracted for the sale on a going concern basis of its assets including the assignment of this lease.

Notwithstanding the foregoing, no consent shall be required in connection with any assignment or subletting to an affiliate of Simmonds Communications Ltd.

The Tenant shall not grant any concession or enter into any license or franchise to use the Leased Premises or any part thereof without the prior written consent of the Landlord.


CONSENT MAY BE WITHHELD

13. (2) Notwithstanding anything contained in Section 23 of the Landlord and Tenant Act, R.S.O., 1990 or any statute that may be substituted therefor as from time to time amended, the Landlord shall not be deemed to be unreasonable in withholding its consent under section 13.(1) and may arbitrarily withhold such consent unless the proposed assignee or sub-lessee shall have agreed with Landlord to assume and perform each of the covenants, obligations and agreements of the Tenant under this lease or if in the discretion of the Landlord such assignment, sub-letting or parting with possession by the Tenant might adversely affect the character or nature of the Leased Premises.


EFFECT OF ASSIGNMENTS, ETC.

13. (3) No assignment, or other disposition by the Tenant of this lease or of any interest under this lease, shall relieve the Tenant from the performance of its covenants, obligations or agreements under this lease.


CHANGE IN CONTROL OF TENANT

13. (4) If after the execution of this lease any person, firm, corporation, organization or group bound to vote together shall acquire, by ownership or otherwise, directly or indirectly, more than 50% of the votes for the election of the directors of the Tenant, the Landlord may terminate this lease by notice given within 60 days after the date on which the Landlord becomes aware of such acquisition unless the Landlord shall have consented to such acquisition, which consent shall not be unreasonably withheld. Upon the request of the Landlord from time to time, the Tenant shall make available to the Landlord all books and records relating to the ownership or control of the Tenant.

         The foregoing provisions shall not apply to the Tenant so long as the Tenant is Simmonds Communications Ltd. or its affiliate.


TRANSFERS BY LANDLORD

13. (5) The Landlord, at any time and from time to time, may sell, transfer, lease, assign or otherwise dispose of the whole or any part of its interest in the Leased Premises and, at any time and from time to time, may enter into any mortgage of the whole or any part of its interest in the Leased Premises. After warranty repair obligations of the Landlord have been fulfilled and the Landlord is not otherwise in default hereunder or under the Proposal, if the party acquiring such interest shall have agreed to assume and, so long as it holds such interest, to perform each of the covenants, obligations and agreements of the Landlord under this lease in the same manner and to the same extent as if originally named as the Landlord in this lease, both the Landlord and the Guarantor shall thereupon be released from all of their respective covenants, obligations and agreements under this lease or the Proposal.


RIGHTS OF LANDLORD'S MORTGAGEES

13. (6) If at any time during the currency of a mortgage of the interest of the Landlord in the Leased Premises notice of which has been given to the Tenant, any default shall occur in the performance of any of the covenants, obligations or agreements of the Landlord which would give rise to a right in the Tenant to terminate this lease, then the Tenant, before becoming entitled as against the holder of such mortgage to exercise any right to terminate this lease, shall give to the holder of such mortgage notice in writing of such default. The holder of such mortgage shall have such period as may be reasonable in the circumstances within which to remedy such default as agent of the Landlord (or by such other means as will avoid the holder of such mortgage becoming a mortgagee in possession of the Leased Premises by reason of effecting such remedy) and if such default is remedied within such period the Tenant shall not by reason thereof terminate this lease. Any notice to be given to the holder of such mortgage shall be deemed to have been properly given if mailed by registered mail to its most recent address of which the Tenant shall have notice.


PRIORITY OF LEASE

13. (7) This lease and all rights of the Tenant under this lease are and shall be subject and subordinate to all ground or underlying leases and to all mortgages now or hereafter made by the Landlord if the holders thereof shall have agreed to permit the Tenant to remain in possession of the Leased Premises in accordance with the provisions of this lease so long as the Tenant is not in default under this lease. The Tenant, if so requested and subject to the entering into of the appropriate non-disturbance agreement, shall attorn to such mortgagee when such mortgagee takes possession of the Leased Premises and to any purchaser of the Leased Premises and shall recognize such mortgagee or purchaser as the Landlord under this lease. The holder of any such mortgage may subordinate and postpone such mortgage to this lease at any time by an instrument in writing to such effect registered against the title of the Leased Premises without any further consent or agreement of the Tenant.

                                     ARTICLE XIV

                          CERTIFICATES, NOTICES AND PAYMENTS


ESTOPPEL CERTIFICATES

14. (1) The Tenant at any time and from time to time upon not less than 10 days' prior notice, at the request of the Landlord, shall execute and deliver as directed by the Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or, if modified, stating the modifications and that this lease is in full force and effect as modified), the amount of any rent payable under this lease, the dates to which any amount provided in this lease to be paid by the Tenant to the Landlord has been paid and stating whether or not there is any existing default under this lease on the part of the Landlord of which the Tenant has notice.


NOTICES

14. (2) All notices, demands and requests which may be or are required to be given under this lease shall be in writing. All notices, demands and requests shall be served personally, sent by registered mail or sent by telefax addressed in the case of the Landlord and the Guarantor to them at:

              160 Traders Blvd., E., Suite 200
              Mississauga, Ontario  L4Z 3K7

              Attention: Gene Maida
              ------------------------------

              Fax No. (905) 568-2884

and in the case of the Tenant:


(a) Prior to Commencement Date to it at:

              5255 Yonge Street, Suite 1050
              Willowdale, Ontario
              M2N 6P4

              Attention: John Simmonds
              ------------------------------

              Fax No:

    (b)  After the Commencement Date to it at:

              the Leased Premises


              Attention: John Simmonds
              ------------------------------

              Fax No:


or at such other place as such party may from time to time designate by written notice to the other. Notices, demands and requests which are served in the manner aforesaid shall be deemed sufficiently served or given for all purposes of this lease, in the case of those personally served, on the day of such service, in the case of those given by registered mail, on the third postal delivery day following the mailing thereof and, in the case of those given by fax, on the first business day following the date of transmission. Notwithstanding the foregoing provisions of this section with respect to mailing, in the event that it may be reasonably anticipated that due to any strike, lockout or similar event involving the postal service, any payment, notice, demand, request, approval, consent and other communication will not be received by the addressee by no later than the third business day following the mailing thereof, then the mailing of any such payment, notice, demand, request, approval, consent and other communication shall not be an effective means of sending same but rather any such payment, notice, demand, request, approval, consent and other communication shall be sent by one of the other means herein.


PAYMENTS

14. (3) Until such time as the Tenant shall have received written notice to the contrary, all payments of rent shall be paid to the Landlord at its address referred to in section 14.(2) and notwithstanding any transfer or other disposition by the Landlord of the Leased Premises or of the rent or any change of the name and address of the payee of any rent, the Tenant, until receipt of such notice, may continue to pay the rent to the same payee to which and in the same manner in which the last preceding payment thereof was made and each such payment made by the Tenant prior to the receipt by it of such notice shall, to the extent thereof, exonerate and discharge the Tenant of its liability to pay such rent.

STATEMENTS

14. (4) The Tenant shall deliver to the Landlord within 60 days of the end of each financial year a full set of its financial statements for each financial year during the term of this lease. Such financial statements shall be prepared by licensed Ontario Chartered accountants and in accordance with generally accepted accounting principles. The foregoing provisions shall not apply to the Tenant so long as the Tenant is Simmonds Communications Ltd. or its affiliate.


                                      ARTICLE XV

                                       RENEWAL


OPTIONS TO RENEW

15. (1) Provided the Tenant shall not be in default hereunder, the Tenant shall have the option of renewing the within lease for two (2) further terms of five (5) years each, under the same terms and conditions as are herein contained except for the Minimum Rent, which shall be the then current market rental rate for equivalent space in the Town of Pickering, at such rate may be agreed upon by Landlord and Tenant, or failing such agreement no later than three (3) months prior to the commencement of each of the five (5) year renewal terms, as determined by arbitration pursuant to section 15.(2) provided that the Minimum Rent for the first and second renewal terms shall never be less than the Minimum Rent payable for the last year of the initial term of this Lease and the last year of the first renewal period respectively, and save and except that there shall be no further option to renew after the second renewal period. Written notice of intention to renew must be given to the Landlord by the Tenant no later than six (6) months prior to the end of the term hereof or the first renewal period as the case may be.


ARBITRATION

15. (2) If the Landlord and Tenant cannot agree as to the rent for either of the two renewal periods then the matter shall be submitted to arbitration under the Arbitrations Act and the sale arbitrator shall be such recognized leasing agent as the Landlord and Tenant may agree upon whose decision shall be final and binding on the Landlord and on the Tenant

                                     ARTICLE XVI

                             CONSTRUCTION OF IMPROVEMENTS


INITIAL IMPROVEMENTS

16. (1) The Landlord agrees with the Tenant to construct the Building in accordance with the Proposal and all applicable building and zoning requirements such that full occupancy and use of the Leased Premises shall be available on or before November 1, 1995, and such that the warehouse component of the Leased Premises shall be ready for occupancy and use by the Tenant by October 4, 1995. The Tenant shall be permitted to retain, at its cost, a representative (who may be an employee of the Tenant or an affiliated company) to ensure strict adherence to the Proposal and to perform any other tasks as the Tenant may reasonably require to ensure that the Landlord's Work is effected as required under the Proposal. The existence or input of such representative will not in any way diminish the Landlord's obligations under the Proposal.


EXTRAS

16. (2) The Landlord will control the design and development of the initial improvements but may include extra features, or changes or additional work required by the Tenant beyond the scope of the work described in the Proposal, provided the requirements are consistent in the Landlord's sole opinion with the overall design and quality of the initial improvements. Prior to carrying out such extra features, changes or additional work the Landlord shall provide the Tenant with a firm estimate of same and the cost of same shall be borne by the Tenant and paid to the Landlord prior to taking possession of the Leased Premises.


TENANT'S WORK

16. (3) The Tenant at its cost and expense shall complete or cause the completion of the construction and installation of its leasehold improvements and its equipment and fixtures and any other work not expressly required to be done by the Landlord under the Proposal, and all such work shall first be subject to approval by the Landlord in accordance with the provisions of section 7.(3) and the Proposal. All work performed by the Tenant with respect to the Leased Premises shall

    (a) be done as expeditiously as possible, in a good and workmanlike manner and with first-class new materials,

    (b) be done in compliance with such reasonable rules and regulations as the Landlord or its agents or contractors may make,

    (c) be done in such manner as will not interfere unreasonably with work being done by the Landlord upon the Leased Premises,

    (d) be subject to the reasonable supervision of the Landlord or its agents or contractors but in respect of which the Landlord shall not charge,

    (e) shall be performed only by such contractors or subcontractors as will work in harmony and without causing any labour dispute with each other, with the Landlord's contractors and subcontractors and with the contractors and subcontractors of all others working in or upon the Leased Premises or any part thereof, and the Tenant shall require its contractors and subcontractors to employ only such labour as will work in harmony and without causing any labour dispute with all other labour then working in the Leased Premises or any part thereof; and shall permit only those contractors and subcontractors as have been duly licensed by the authority having jurisdiction over the appropriate profession and which have been approved as to qualifications and competency in writing by the Landlord (which approval will not be unreasonably withheld),

    (f)  be done at the risk of the Tenant, and

    (g) be done in accordance with the applicable requirements of all regulatory authorities having jurisdiction with respect thereto.

The Tenant agrees at its expense to obtain and maintain for so long as the Tenant's work continues, public liability insurance and workmen's compensation insurance adequate to fully protect the Landlord as well as the Tenant from and against any and all liability for death of or injury to person or damage to property caused in or about, or by reason of the conduct of the Tenant's work. The Tenant shall deliver to the Landlord certificates evidencing such coverage prior to the commencement of the Tenant's work.

WARRANTY

16. (4) In addition to any warranties contemplated in the Proposal the Landlord shall correct, at its own expense any work which is found to be not in accordance with the Proposal, and any defects in the work due to faulty products and/or workmanship appearing within a period of one year from the date of Substantial Performance of the work. The Landlord shall correct and/or pay for any damage to other work resulting in any corrections required under the foregoing conditions.


PARTIAL ASSIGNMENT OF WARRANTIES AND GUARANTEES

16. (5) Without limiting the Landlord's obligations hereunder, the Landlord shall assign to the Tenant to the extent necessary for the Tenant to fulfil its obligations under this Lease the benefit of all warranties and guarantees of workmanship and materials and of design and architectural services which the Landlord may have obtained in connection with the construction of the Building and other improvements on the Leased Premises.


                                     ARTICLE XVII

                                  GENERAL PROVISIONS


ADDITIONAL DOCUMENTS AND ACTS

17. (1) Each party shall execute and deliver such additional documents and instruments and shall perform such additional acts as may be necessary or appropriate in connection with this lease and all transactions contemplated by this lease to effectuate, carry out and perform all of the covenants, obligations and agreements of this lease and such transactions.


TIME OF THE ESSENCE

17. (2)  Time shall be of the essence of this lease.


FAILURE OF LANDLORD TO DELIVER POSSESSION

17. (3) The Landlord shall give possession of the Leased Premises substantially completed to the Tenant on the Commencement Date provided however, anything in this lease to the contrary notwithstanding, and in supplement to the provision of Section 17.(2), the Landlord shall not be deemed to be in default under this lease if the Landlord is unable to give possession of the Leased Premises on the Commencement Date by reason of the fact that construction, repairs, improvements or decorations of the Leased Premises are not completed or for any other reason not due to the negligent or wrongful act or default of the Landlord or for any other reason beyond its reasonable control. In such circumstances the rent shall not commence until the later of thirty (30) days from the date on which the Landlord shall have delivered possession of the Leased Premises to the Tenant for the purpose of preparing the Leased Premises for its use and occupation or the date on which the Leased Premises are substantially completed and the term of the Commencement Date shall be amended accordingly. No such failure to give possession of the Leased Premises on the Commencement Date shall in any way affect the validity of this lease or the covenants, obligations and agreements of the Tenant under this lease or the terms or conditions of this lease, nor shall the same be construed in any way to extend the Term. If the Landlord shall not have delivered possession of the Leased Premises to the Tenant by March 31, 1996, the Landlord or the Tenant shall have the right at any time thereafter and prior to the delivery of possession of the Leased Premises to terminate this lease by written notice given to the other.


NON-PERFORMANCE BY LANDLORD OR TENANT

17. (4) Notwithstanding any other provision of this lease, whenever, and to the extent that either the Landlord or the Tenant shall be unable to fulfil, or shall be delayed or restricted, it being understood that "unable, delayed or restricted" shall not include postponement arising from increased cost of building supplies or labour in connection with the Landlord's work, such matters being at the risk of the Landlord, in the fulfillment of any obligation (other than the payment of any money) under any provisions of this lease by reason of strike, lock-out, war or acts of military authority, rebellion or civil commotion, fire or explosion, flood, wind, water, earthquake, act of God, or other casualty or by reason of being unable to obtain the materials goods, equipment, services, utility or labour required to enable it to fulfil such obligation or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control or not wholly or mainly within its control, whether of the foregoing character or not, and not caused by its default or its act of commission or omission and not avoidable by the exercise of reasonable effort or foresight by it, such party shall, so long as any such impedient exists, be relieved from the fulfillment of such obligation and the other party shall not be entitled to compensation for any damage, inconvenience, nuisance or discomfort thereby occasioned.


APPROVALS

17. (5) Whenever in this lease any matter requires the approval of a party and such approval is required not to be unreasonably withheld, such approval shall be deemed to have been given unless within 30 days after the request to it for such approval such party shall have notified the party requesting such approval of the reasons for its refusal to give such approval.


NET LEASE

17. (6) This is a net lease. The rent and all costs, expenses and obligations relating to the Leased Premises shall be paid by the Tenant except as may otherwise be expressly provided in this Lease.


LANDLORD'S COVENANTS

17. (7)  The Landlord covenants with the Tenant:

    (a)  for quiet enjoyment;

    (b) that, as at the Commencement Date, the Leased Premises shall be zoned M-1 to permit their use for office, warehouse and assembly uses for electronics and communications equipment; and

    (c) that the Landlord will not during the process of carrying out its work under this Lease and the Proposal release any Hazardous substance on to the Land.

For the purposes of this section, "Hazardous Substance" means any substance, waste, liquid, gaseous or solid matter, fuel, microorganism, sound, vibration, ray, heat, odor, radiation, energy vector, plasma, organic or inorganic matter which is or is deemed to be, alone or in any combination, hazardous, hazardous waste, solid or liquid waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Laws and "Release" means releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, depositing, injecting, escaping, leaching, disposing or dumping.

PLANNING ACT

17. (8) This lease is entered into subject to the express condition that it is to be effective only if the provisions of Section 50 of the Planning Act, S.O. 1990, or any statute that may be substituted therefor, as from time to time amended, are complied with and only if any consent required thereby is granted on conditions which are acceptable to the Landlord. Until any such required consent is obtained, the Term of this Lease shall be deemed not to exceed a period of twenty-one (21) years, less one (1) day, subject however to the Tenant exercising the first right of renewal provided for herein.


NOTICE OF LEASE

17. (9) This lease shall not be registered against the title to the Leased Premises. Each of the Landlord and the Tenant agrees that at the request of the other it will execute and deliver a notice of this lease for registration against the title to the Leased Premises. No such notice of lease shall amend or alter, or shall be deemed to have amended or altered, any of the covenants, obligations or agreements contained in this lease.


AUTHORIZATION

17. (10) Each of the Landlord and the Tenant has all requisite power and possesses all licenses, franchises, permits, consents and other rights necessary to enable it to enter into this lease.


WAIVERS

17. (11) No waiver by a party of any breach by another party of any of the covenants, obligations and agreements under this lease shall be a waiver of any subsequent breach or of any other covenant, obligation or agreement, nor shall any forbearance to seek a remedy for any breach be a waiver of any rights and remedies with respect to such or any subsequent breach. The acceptance by the Landlord of the payment of rent after notice to the Tenant of any default shall not constitute a waiver of any rights or remedies of the Landlord with respect to such or any other default.


SEVERABILITY

17. (12) If any covenant, obligation or agreement in this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease or the application of such covenant, obligation or agreement to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each covenant, obligation and agreement in this lease shall be separately valid and enforceable to the fullest extent permitted.


CHANGES REQUIRED BY CONTEXT

17. (13) This lease shall be read with all changes of gender and number required by the context. The representations, warranties and covenants of the Tenant contained in this lease are and shall be construed as joint and several representations, warranties and covenants of each party comprising the Tenant.


WHOLE AGREEMENT

17. (14) This lease supersedes all prior agreements, arrangements and communications and, together with the Proposal, contains and constitutes the entire agreement between the parties. There are no understandings, inducements, representations, warranties, collateral agreements or conditions affecting or supported by this lease or upon which any party has relied in entering into this lease other than as expressed in this lease. This lease may be amended or modified only by a written instrument signed by each of the parties. The schedules and appendices to this lease form part of this lease.


HEADINGS

17. (15) The article headings and section headings in this lease have been inserted for convenience of reference only and do not form part of this lease. They shall not be referred to in the interpretation of this lease.


APPLICABLE LAW

17. (16) This lease shall be construed in accordance with the laws of the Province of Ontario and no action or other proceeding shall be brought to construe or enforce this lease except in those courts having jurisdiction in the Province of Ontario.

ASSIGNS

17. (17) This lease shall enure to the benefit of and be binding upon the parties hereto, shall be binding upon their respective successors and assigns and shall enure to the benefit of and be enforceable by only such successors and assigns which have succeeded or which have received such assignment in the manner permitted by this lease.


COUNTERPARTS

17. (18) This lease may be executed in a number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same lease.


GUARANTEE

17. (19) To induce the Tenant to execute and deliver this lease and in consideration of the execution and delivery hereof by the Tenant and Guarantor, the Guarantor as principal and not as surety hereby covenants with the Tenant that:

    (a) The Landlord shall duly perform and observe each and every covenant, obligation and agreement in this lease on the part of the Landlord to be performed and observed, in a manner therein specified, and that if for any reason including the insolvency or bankruptcy of the Landlord, the Landlord makes default in the performance or observance of any of the covenants, obligations or agreements which under the terms of this lease are to be performed, or observed by the Landlord, the Guarantor shall forthwith pay to the Tenant all damages that may arise in consequence of the non-observance or non-performance of any of the said covenants, obligations or agreements.

    (b) The Guarantor is jointly and severally bound with the Landlord for the fulfilment of all covenants, obligations and agreements of the Landlord under the Lease. In the enforcement of its rights under this guarantee the Tenant may proceed against the Guarantor as if it were named as Landlord under this Lease.

    (c) The Tenant shall not be required to proceed against the Landlord or to pursue any other remedy whatsoever which may be available to the Tenant before proceeding against the Guarantor, and the Guarantor hereby waives any right to require the Tenant to do so.

    (d) No delay of the Tenant in taking any steps to enforce performance or observance of the several covenants, obligations or agreements contained in this lease to be performed observed by the Landlord, no extension or extensions of time which may be given by the Tenant from time to time to the Landlord, and no other act or failure to act of or by the Tenant shall release, discharge or in any way reduce the obligations of the Guarantor under its covenants contained in this guarantee.

    IN WITNESS WHEREOF the parties hereto have executed this lease.

                             WYCHREST ESTATES INC.

                             Per:
                             ---------------------------------
                                                           c/s

                             Per:
                             ---------------------------------


                             GEORGIAN CONSTRUCTION CORPORATION

                             Per:
                             ---------------------------------
                                                           c/s

                             Per:
                             ---------------------------------


                             SIMMONDS COMMUNICATIONS LTD.

                             Per:
                             ---------------------------------
                                                           c/s

                             Per:
                             ---------------------------------

                                     SCHEDULE "A"
                                     ------------


Part Lot 30 Range 3, Broken Front Concession
Being the Remainder of Parcel Pickering B.F. 3-30-16
Section Town of Pickering,
Town of Pickering, Regional Municipality of Durham
Designated as Parts 1, 2, 3, 4 and 5, Plan 40R-11999.